Exhibit 99.1

             Eclipsys Releases Financial Results for the
               Quarter and Year Ended December 31, 2004

    BOCA RATON, Fla.--(BUSINESS WIRE)--Feb. 8, 2005--Eclipsys
Corporation(R) (NASDAQ:ECLP), The Outcomes Company(R), today released results for the quarter ended December 31, 2004.

    The following table summarizes selected financial data:




            Three months ended Dec. 31      Three months ended Sept.30
         ---------------------------------- --------------------------
          2004    2003   Change $  Change %  2004   Change $  Change %
-------- ------- ------- --------- -------- ------- --------- --------
Revenues  $87.2   $66.3     $20.9     31.6%  $79.8      $7.4      9.3%
-------- ------- ------- --------- -------- ------- --------- --------
Loss per
 share   $(0.06) $(0.46)    $0.40     86.9% $(0.14)    $0.08     57.1%
-------- ------- ------- --------- -------- ------- --------- --------

                Year ended Dec. 31
         ----------------------------------
          2004    2003   Change $  Change %
-------- ------- ------- --------- --------
Revenues $309.1  $254.7     $54.4     21.4%
-------- ------- ------- --------- --------
Loss per
 share   $(0.70) $(1.23)    $0.53     43.1%
-------- ------- ------- --------- --------


    Fourth quarter and year end results Fourth quarter 2004 revenues were $87.2 million compared to revenues of $79.8 million in Q3'04. Net loss for the quarter was $(2.9) million compared to a net loss of $(6.7) million in Q3'04. Basic and diluted net loss per share was $(0.06) compared to $(0.14) in Q3'04.
    For the year, revenues were $309.1 million compared to revenues of $254.7 million in 2003. Net loss for the year was $(32.6) million compared to $(56.0) million in 2003, this represents a $23.4 million, or 41.8%, improvement over last year. Basic and diluted net loss per share was $(0.70) compared to $(1.23), a $0.53 improvement over 2003.
    Operating activities generated $7.5 million of positive cash flows in Q4'04, this represents an $11.3 million improvement compared to Q4'
03. Cash, cash equivalents and marketable securities were $122.0 million as of Dec. 31, 2004, a decrease of $29.7 million from $151.7 million as of Dec. 31, 2003. Days sales outstanding (DSOs) were 67 days as of Dec. 31, 2004, a decrease of 3 days from the preceding quarter and a decrease of 8 days compared to last year. Deferred revenue (including current and long-term) was $122.7 million as of Dec. 31, 2004, an increase of $21.5 million from $101.2 million as of Dec. 31, 2003.
    "Eclipsys made considerable progress on many fronts in 2004," said Paul Ruflin, president and CEO of Eclipsys. "We introduced innovative new clinical, financial and management products and services to the market, won many new customers, successfully implemented a record number of core clinical systems, and closed some of our largest deals ever. We also significantly improved our financial performance and strengthened our senior management team, which we believe provides a strong foundation for future growth."

    Investor teleconference Feb. 8

    Eclipsys senior executives will discuss the results during an investor community teleconference scheduled for 8:30 a.m. Eastern time Tuesday, Feb. 8. Persons interested in participating in the teleconference should call 888-428-4480 within 15 minutes before the conference is scheduled to begin. For listen-only mode, participants can go to http://www.eclipsys.com, Investor Relations/News & Events/Event Calendar about 15 minutes prior to the conference call to register and to download the necessary audio software. An audio replay will be available for approximately 48 hours beginning at 12:00 noon Eastern time Feb. 8 by visiting http://www.eclipsys.com, Investor Relations/News & Events/Event Calendar.

    About Eclipsys

    Eclipsys is a leading provider of advanced clinical, financial and management information software and service solutions to more than 1,500 healthcare facilities. Eclipsys empowers healthcare organizations to improve patient safety, revenue cycle management and operational efficiency through innovative information solutions. For more information, see http://www.eclipsys.com or e-mail info@eclipsys.com.

    Statements in this news release concerning future results, performance or expectations are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All forward-looking statements included in this document are based upon information available to Eclipsys as of the date hereof and Eclipsys assumes no obligation to update any such forward-looking statements. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks include several risks in connection with our product strategy, including the uncertainty of the time and costs required to implement the strategy, the potential that our strategy could change, the potential that we may encounter technical difficulties in implementing our strategy, and the potential that the changes to our products may affect customer demand. Other risks include potential financial constraints and other factors faced by the healthcare industry, changing customer requirements and other risks described in the filings of Eclipsys with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the quarter ended September 30, 2004. Eclipsys, Eclipsys Corporation and The Outcomes Company are registered trademarks of Eclipsys Corporation. Sunrise and XA are trademarks of Eclipsys Technologies Corporation. Other product and company names in this news release are trademarks or registered trademarks of their respective companies.



                         Eclipsys Corporation
          Consolidated Statements of Operations - Unaudited
                           (000's Omitted)

                                   Year Ended
                                  December 31,
                               --------------------------------------
                                 2004      2003    Change $  Change %
                               --------- --------- --------- --------
Revenues:
  Systems and services         $282,124  $233,971   $48,153     20.6%
  Hardware                       26,951    20,708     6,243     30.1%
                               --------- --------- ---------
    Total revenues              309,075   254,679    54,396     21.4%
                               --------- --------- ---------

Costs and expenses:
  Cost of systems and services
   revenues                     168,393   143,276    25,117     17.5%
  Cost of hardware revenues      22,949    17,252     5,697     33.0%
  Sales and marketing            65,024    70,381    (5,357)    -7.6%
  Research and development       58,095    58,144       (49)    -0.1%
  General and administrative     15,524    13,528     1,996     14.8%
  Depreciation and
   amortization                  13,284    10,492     2,792     26.6%
                               --------- --------- ---------
    Total costs and expenses    343,269   313,073    30,196      9.6%
                               --------- --------- ---------

Loss from operations            (34,194)  (58,394)   24,200     41.4%
Interest income, net              1,629     2,430      (801)   -33.0%
                               --------- --------- ---------
Loss before income taxes        (32,565)  (55,964)   23,399     41.8%

Provision for income taxes            -         -         -
                               --------- --------- ---------
Net loss                       $(32,565) $(55,964)  $23,399     41.8%
                               ========= ========= =========

Earnings per share:
Basic loss per share             $(0.70)   $(1.23)    $0.53     43.1%
                               ========= ========= =========
Diluted loss per share           $(0.70)   $(1.23)    $0.53     43.1%
                               ========= ========= =========


Weighted average shares
 outstanding:
Basic                            46,587    45,405
                               ========= =========
Diluted                          46,587    45,405
                               ========= =========



                         Eclipsys Corporation
          Consolidated Statements of Operations - Unaudited
                           (000's Omitted)

                               Three Months Ended
                                  December 31,
                               ------------------- --------- --------
                                   2004      2003  Change $  Change %
                               --------- --------- --------- --------
Revenues:
  Systems and services          $80,368   $60,334   $20,034     33.2%
  Hardware                        6,865     5,973       892     14.9%
                               --------- ---------
    Total revenues               87,233    66,307    20,926     31.6%
                               --------- ---------

Costs and expenses:
  Cost of systems and services
   revenues                      44,371    40,716     3,655      9.0%
  Cost of hardware revenues       5,667     4,855       812     16.7%
  Sales and marketing            18,784    18,341       443      2.4%
  Research and development       13,617    16,992    (3,375)   -19.9%
  General and administrative      4,668     3,681       987     26.8%
  Depreciation and
   amortization                   3,553     2,862       691     24.1%
                               --------- ---------
    Total costs and expenses     90,660    87,447     3,213      3.7%
                               --------- ---------

Loss from operations             (3,427)  (21,140)   17,713     83.8%
Interest income, net                536       287       249     86.8%
                               --------- ---------
Loss before income taxes         (2,891)  (20,853)   17,962     86.1%

Provision for income taxes            -         -         -
                               --------- ---------
Net loss                        $(2,891) $(20,853)  $17,962     86.1%
                               ========= =========

Earnings per share:
Basic loss per share             $(0.06)   $(0.46)    $0.40     86.9%
                               ========= ========= =========
Diluted loss per share           $(0.06)   $(0.46)    $0.40     86.9%
                               ========= ========= =========


Weighted average shares
 outstanding:
Basic                            46,937    45,728
                               ========= =========
Diluted                          46,937    45,728
                               ========= =========


                                        Three Months Ended
                                            September 30,
                                         ------------------- --------
                                             2004  Change $  Change %
                                         --------- --------- --------
Revenues:
  Systems and services                    $71,352    $9,016     12.6%
  Hardware                                  8,463    (1,598)   -18.9%
                                         --------- ---------
    Total revenues                         79,815     7,418      9.3%
                                         --------- ---------

Costs and expenses:
  Cost of systems and services revenues    42,371     2,000      4.7%
  Cost of hardware revenues                 7,311    (1,644)   -22.5%
  Sales and marketing                      15,530     3,254     21.0%
  Research and development                 15,032    (1,415)    -9.4%
  General and administrative                3,281     1,387     42.3%
  Depreciation and amortization             3,355       198      5.9%
                                         --------- ---------
    Total costs and expenses               86,880     3,780      4.4%
                                         --------- ---------

Loss from operations                       (7,065)    3,638     51.5%
Interest income, net                          415       121     29.2%
                                         --------- ---------
Loss before income taxes                   (6,650)    3,759     56.5%

Provision for income taxes                      -
                                         --------- ---------
Net loss                                  $(6,650)   $3,759     56.5%
                                         ========= =========

Earnings per share:
Basic loss per share                       $(0.14)    $0.08     57.1%
                                         ========= =========
Diluted loss per share                     $(0.14)    $0.08     57.1%
                                         ========= =========


Weighted average shares
 outstanding:
Basic                                      46,625
                                         =========
Diluted                                    46,625
                                         =========




                         Eclipsys Corporation
                Consolidated Balance Sheets - Unaudited
             As of December 30, 2004 and December 31, 2003
                            (000's Omitted)

                                         December 31,   December 31,
                                             2004           2003
                                        -------------- --------------
                 Assets
 Current assets:
   Cash and cash equivalents                 $122,031       $151,683
   Accounts receivable, net                    64,862         54,903
   Inventory                                    1,644            530
   Other current assets                        15,586         14,993
                                        -------------- --------------
     Total current assets                     204,123        222,109

 Property and equipment, net                   35,002         32,304
 Capitalized software development costs,
  net                                          29,819         25,260
 Acquired technology, net                         886              -
 Goodwill                                       6,667            454
 Other assets                                  14,923         15,656
                                        -------------- --------------
   Total assets                              $291,420       $295,783
                                        ============== ==============

  Liabilities and Stockholders' Equity
 Current liabilities:
   Deferred revenue                          $106,804        $91,782
   Accrued compensation costs                  12,738         17,189
   Other current liabilities                   32,587         33,584
                                        -------------- --------------
     Total current liabilities                152,129        142,555

 Deferred revenue                              15,892          9,390
 Other long-term liabilities                      122            684

 Stockholders' equity:
   Common stock                                   473            460
   Additional paid-in-capital                 429,001        411,634
   Unearned stock compensation                 (5,641)          (795)
   Accumulated deficit                       (300,344)      (267,778)
   Accumulated other comprehensive loss          (212)          (367)
                                        -------------- --------------
     Total stockholders' equity               123,277        143,154

                                        -------------- --------------
 Total liabilities and stockholders'
  equity                                     $291,420       $295,783
                                        ============== ==============



                         Eclipsys Corporation
                  Statement of Cash Flow - Unaudited
                           (000's omitted)

                               Three Months Ended Twelve Months Ended
                               ------------------ -------------------
                               Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
                                 2004      2003      2004      2003
                               --------- -------- ---------- --------
Operating Activities:
  Net increase (loss)           $(2,891) $(20,854) $(32,565) $(55,964)
  Adjustments to reconcile net
   loss to net cash provided
   by (used in) operating
   activities
    Depreciation and
     Amortization                 7,691     6,140    27,410    21,902
    Write-off of Capitalized
     Software                                                   1,200
    Bad debt provision              450       450     1,800     2,625
    Loss on sale of marketable
     securities                               258       131       424
    Stock Compensation              184        56       477       226
      Accounts receivable        (3,219)   (6,581)  (11,520)  (10,706)
      Inventory                     316       129    (1,079)      126
      Other current assets       (1,968)   (1,494)     (534)    1,928
      Other assets                   76    (1,467)   (2,724)   (9,232)
      Deferred revenue            7,584     7,068    21,403    21,094
      Accrued compensation         (180)    5,232    (4,477)
      Other current
       liabilities                 (527)    7,234    (1,007)   22,477
      Other liabilities             (13)        9      (562)      458
    Total adjustments            10,394    17,034    29,318    52,522
      Net cash provided by
      (used in) operating
      activities                  7,503    (3,820)   (3,247)   (3,442)

Investing Activities:
  Purchase of fixed assets       (4,684)   (2,811)  (15,333)  (15,997)
  Purchase of marketable
   securities                      (102)     (147)  (41,170)  (73,785)
  Sale of investments                 -                   -
  Proceeds from sale of
   marketable securities         41,039    41,461    41,039    73,361
  Capitalized software
   development costs             (4,591)   (2,675)  (15,194)  (18,249)
  Acquisitions, net of cash      (2,958)             (5,458)        -
     Net cash used in
      investing activities       28,704    35,828   (36,116)  (34,670)

Financing Activities:
Exercise of stock options         3,699     1,511     7,891     3,554
Employee stock purchase plan          -       802     1,664     2,709
   Accretion                          -                   -
     Net cash provided by
      financing activities        3,699     2,313     9,555     6,263

Effect of exchange Rate
 changes on cash and cash
 equivalents                         70         1       156        32

Net increase (decrease) in
 cash and cash equivalents       39,976    34,322   (29,652)  (31,817)

Cash and cash equivalents,
 beginning of period             82,055   117,361   151,683   183,500
Cash and cash equivalents, end
 of period                     $122,031  $151,683  $122,031  $151,683

    CONTACT: Eclipsys Corporation, Boca Raton
             Michael E. Donner, 561-322-4485
             michael.donner@eclipsys.com
             or
             Investors:
             Robert J. Colletti, 561-322-4650
             investor.relations@eclipsys.com